NORTHERN FUNDS

California Tax-Exempt Fund

Summary Prospectus | July 31, 2011	Ticker: NCATX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2011, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.42%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.17%
Total Annual Fund Operating Expenses	0.97%
Expense Reimbursement(1)	(0.22)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.75%

(1)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2012. After this date, NTI or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$287	$515	$1,170

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 144.16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking high current income exempt from regular federal income tax and California state personal income tax, the Fund will invest in municipal instruments. A municipal instrument is a fixed-income obligation issued by a state, territory and possession of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued, although municipal instruments issued for certain purposes may not be tax exempt. The municipal instruments in which the Fund invests may include:

■	General obligation bonds secured by the issuer’s full faith, credit and taxing power;

■	Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

■	Industrial development bonds;

■	Moral obligation bonds;

■	Tax-exempt derivative instruments;

■	Stand-by commitments; and

■	Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.

NF SUM CATE (7/11)	SUMMARY PROSPECTUS	1	CALIFORNIA TAX-EXEMPT FUND

The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).

Except in extraordinary circumstances, at least 80% of the Fund’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative Minimum Tax (“AMT”) obligations (also known as “private activity bonds”), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund’s dividends may be subject to federal tax. In addition, under normal circumstances, at least 80% of the Fund’s net assets will be invested in instruments that pay income that is exempt from California state personal income tax (“California municipal instruments”). These may include certain securities of issuers located outside the State of California.

During temporary defensive periods, all or any portion of the Fund’s assets may be held uninvested or invested in AMT obligations and taxable instruments. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Funds may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Fund’s investments in structured securities. Structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s net asset value. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgages or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that the Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends.

CALIFORNIA TAX-EXEMPT FUND	2	SUMMARY PROSPECTUS

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

MUNICIPAL MARKET VOLATILITY RISK is the risk that the Fund may be adversely affected by the volatile municipal market. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

NON-DIVERSIFICATION RISK is the risk that the Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments, than if it were diversified.

CALIFORNIA-SPECIFIC RISK is the risk that the Fund will be more exposed to risks associated with the negative aspects of California’s economy, political system and government financing structures than a fund that invests more widely. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. As of June 2011, California had one of the lowest credit ratings of any state in the country.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

*Year to date total return for the six months ended June 30, 2011 is 6.35%. For the periods shown in the bar chart above, the highest quarterly return was 9.39% in the third quarter of 2009, and the lowest quarterly return was (6.44)% in the fourth quarter of 2010.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2010)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
California Tax-Exempt Fund	4/08/97
Return before taxes		1.74%	3.35%	4.34%	5.09%
Return after taxes on distributions		1.17%	3.19%	4.10%	4.88%
Return after taxes on distributions and sale of Fund shares		2.58%	3.38%	4.19%	4.89%
Barclays Capital California Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.98%	3.67%	4.64%	5.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the California Tax-Exempt Fund. Eric V. Boeckmann, Senior Vice President of Northern Trust Investments, Inc., has been manager of the Fund since April 1998.

SUMMARY PROSPECTUS	3	CALIFORNIA TAX-EXEMPT FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

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By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

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By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax and from California State personal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. Tax exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CALIFORNIA TAX-EXEMPT FUND	4	SUMMARY PROSPECTUS